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                                                                    EXHIBIT 1O-b


                            AMSOUTH BANCORPORATION
                         SUPPLEMENTAL RETIREMENT PLAN
                  AMENDED AND RESTATED AS OF JANUARY 1, 1995


AmSouth Bancorporation, with its principal offices located at Birmingham, Alabama ("Sponsor") is currently the sponsor of the AmSouth Bancorporation Retirement Plan ("Retirement Plan") in order to provide retirement benefits to its employees and the employees of its participating subsidiaries.

Effective January 1, 1983 and pursuant to Section 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA"), AmSouth Bank N.A., an Employer under the Retirement Plan, adopted a supplemental retirement benefit program solely for the purpose of providing benefits in excess of the limitations on benefits under the Retirement Plan imposed by Section 415 ("Section 415") of the Internal Revenue Code of 1954, as amended at the date hereof and known as the Internal Revenue Code of 1986 (amended from time to time, the "Code"), to certain individuals under the Retirement Plan whose benefits under the Retirement Plan are limited by Section 415.

Effective January 1, 1989, Section 401(a)(17) ("Section 401(a)(17)") of the Code limited the amount of compensation which may be taken into account in determining benefits from the Retirement Plan. Therefore, AmSouth Bank N.A. amended and restated this supplemental retirement plan effective January 1, 1989 so that it provided benefits in excess of the limitations on benefits under the Retirement Plan imposed not only by Section 415, but also by Section 401(a)(17), to a select group of management or highly compensated employees whose benefits under the Retirement Plan are limited by Section 415 and/or Section 401(a)(17).

Effective January 1, 1991, additional persons were added to this select group of management or highly compensated employees, some of whom were employees of subsidiaries of the Sponsor other than AmSouth Bank N.A. AmSouth Bank N.A. amended and restated its supplemental plan, AmSouth Bancorporation adopted the supplemental plan for itself and its subsidiaries who choose to have their eligible employees covered by the supplemental plan ("Electing Employers"), and AmSouth Bank N.A. became an Electing Employer under the supplemental plan.

Effective January 1, 1994, additional persons were added to the select group of management or highly compensated employees.
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Effective January 1, 1995, the eligibility provisions of the plan were changed and a revised definition of compensation was added to the plan for certain participants. AmSouth Bancorporation hereby amends and restates this supplemental plan as set forth below.


                                   ARTICLE I

                              TITLE: DEFINITIONS
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Section 1.01. The supplemental retirement plan set forth below shall be known as
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the AmSouth Bancorporation Supplemental Retirement Plan ("Supplemental Plan").

Section 1.02. The term "Management Committee" shall mean the AmSouth
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Bancorporation Management Committee, and the term "Operating Committee" shall mean the AmSouth Bancorporation Operating Committee.

Section 1.03. The term "Member" shall refer to a person who is a member of
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(participant in) the Retirement Plan.

Section 1.04. The term "Plan Year" shall mean a calendar year.
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Section 1.05. The term "Review Board" shall mean the Review Board under the
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Retirement Plan.



                                  ARTICLE II

                    PARTICIPATION IN THE SUPPLEMENTAL PLAN
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Section 2.01. A select group of management or highly compensated Members whose
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benefits under the Retirement Plan (whether payable by reason of the Member's retirement, death, disability or other termination of employment) may be limited upon and after their commencement pursuant to Section 415 and/or Section 401(a)(17) shall be participants in the Supplemental Plan. The term "Participant" shall include persons who fit one or more of the following categories: (i) Members who were employed by AmSouth Bancorporation or one of the Electing Employers on January 1, 1995 at an annual base salary, including amounts not currently includible in gross income under Code Sections 125, 401(k) or 402(a)(8), but excluding special pay, bonuses or other incentive pay, reimbursement for expenses, special supplements for automobiles or club dues and the Prior Profit Sharing Plan Bonus, (such compensation being referred to herein as the "Eligibility Compensation") on such date of $150,000 or more, and/or (ii) former Participants with an accrued Excess

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Benefit whose employment with AmSouth Bancorporation or one of the Electing
Employers terminated on or before January 1, 1995. In addition, after January 1, 1995, other Employees of the Sponsor or an Electing Employer shall become Participants in this Supplemental Plan as of the first day of the month immediately following the date such Employee's Eligibility Compensation first equals or exceeds $150,000. A complete list of Members eligible to participate in the Supplemental Plan pursuant to this Section 2.01 is maintained in the permanent records of the AmSouth Bancorporation Human Resources Division.


                                  ARTICLE III

                     BENEFITS UNDER THE SUPPLEMENTAL PLAN
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Section 3.01. Benefits payable under this Supplemental Plan to or on behalf of a
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Participant shall be calculated pursuant to either (a) or (b) below:

     (a) In the case of Participants who are members of the AmSouth Bancorporation Management Committee or the AmSouth Bancorporation Operating Committee and who retire after January 1, 1995, the benefits payable under the Supplemental Plan shall be equal to the excess, if any, of (A) less (B) (the "Excess Benefits") where (A) is such Participant's benefits as a Member of the Retirement Plan calculated without reference to any provision of the Retirement Plan limiting the amount of benefits as provided by Section 415 of the Code or limiting the amount of compensation taken into account as provided by Section 401(a)(17) of the Code and further calculated by substituting the definition of "Monthly Earnings" set forth in this paragraph (a) in place of the definition of such term in the Retirement Plan, and (B) is the amount of benefits actually payable under the Retirement Plan. For purposes of this paragraph (a) only, "Monthly Earnings" shall mean the sum of (i) the Participant's regular basic monthly earnings prior to the effect of elections under any plan or plans maintained by the Sponsor or an Electing Employer which are within the scope of Sections 125 or 401(k) of the Code, and (ii) one-twelfth of the bonus earned by a Participant under the Executive Incentive Plan for the particular Plan Year, including Plan Years prior to January 1, 1995 (regardless of whether the bonus is in fact paid in a subsequent year). If a Participant to whom this paragraph
(a) applies retires, dies or becomes permanently disabled prior to the time when the amount of the bonus for that Plan Year has been determined, Monthly Earnings for the months in such Plan Year shall be calculated using an estimate of such bonus determined by the AmSouth Bancorporation Compensation Committee based on information regarding the Sponsor's and Participant's performance as of the date of determination. Notwithstanding the foregoing, the AmSouth Bancorporation

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Compensation Committee shall have the authority in its sole discretion to adjust the amount of the bonus taken into consideration in the definition of Monthly Earnings in this paragraph (a) for any and all Plan Years regardless of the fact that the adjusted bonus is higher or lower than the bonus actually paid a Participant under the Executive Incentive Plan.

     (b) For all other Participants to whom paragraph (a) above is inapplicable, the benefits payable under the Supplemental Plan shall be equal to the excess, if any, of (A) less (B) (the "Excess Benefits") where (A) is such Participant's benefits as a Member of the Retirement Plan calculated without reference to any provision of the Retirement Plan limiting the amount of benefits as provided by
Section 415 of the Code or limiting the amount of compensation taken into account as provided by Section 401(a)(17) of the Code but using the definition of "Monthly Earnings" (aside from any limitation of Code Section 401(a)(17) contained therein) contained in the Retirement Plan, and (B) is the amount of benefits actually payable under the Retirement Plan.

Section 3.02. Except as provided in Section 3.01 above, a Participant's Excess
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Benefits shall be calculated in the same manner regularly applied by the Sponsor to all of the relevant terms and conditions of the Retirement Plan.

Section 3.03. A Participant's Excess Benefits shall be paid at the time, in the
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manner and to the person when, as and to whom or which the benefits payable to or on behalf of the Participant as a Member of the Retirement Plan which give rise to Participant's Excess Benefits are paid or in such manner otherwise approved by the Board of Directors of the Sponsor. Notwithstanding the preceding sentence, a Participant whose employment with AmSouth Bancorporation or an Electing Employer terminates due to retirement, death or permanent disability may elect to have his or her Excess Benefits paid in the form of an employee-owned annuity contract or an equivalent lump sum payment.


                                  ARTICLE IV

                              PLAN ADMINISTRATOR
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Section 4.01. The plan administrator ("Plan Administrator") for the Retirement
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Plan shall also administer the Supplemental Plan. In doing so, the Plan
Administrator shall apply the Participants' claims for Excess Benefits hereunder the same procedures as are set forth in the Retirement Plan governing claims for benefits and appeals to the Review Board from denials of claims for benefits.

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                                   ARTICLE V

            NATURE OF EMPLOYER OBLIGATION AND PARTICIPANT INTEREST
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Section 5.01. The interest of the Participant and/or any person claiming by or
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through him under the Supplemental Plan shall be solely that of an unsecured general creditor of the Sponsor and the Electing Employers. The Excess Benefits payable under the Supplemental Plan shall be payable solely from the general assets of the Sponsor and the Electing Employers, and neither the Participant nor any person claiming by or through him shall have any right to look to any specific property separate from such general assets in satisfaction of any claim for payment of Excess Benefits.

Section 5.02. In all respects any Excess Benefits shall be independent of, and
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in addition to, any other benefits or compensation of any sort, payable to or on behalf of the Participant under any other arrangement sponsored by the Sponsor or Electing Employers or any other agreement between the Sponsor or Electing Employer and the Participant in any capacity.


                                  ARTICLE VI

                 ADDITION OR WITHDRAWAL OF ELECTING EMPLOYERS
                 --------------------------------------------

Section 6.01. Every subsidiary or affiliate of the Sponsor shall become an
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Electing Employer hereunder without further action as of January 1, 1991 or its later date of 80% ownership, directly or indirectly, by the Sponsor.

Section 6.02. An Electing Employer who wishes to withdraw from the Supplemental
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Plan shall deliver to the Sponsor a resolution from its Board of Directors which authorizes its withdrawal as an Electing Employer and which indicates the reason or reasons for such withdrawal. Withdrawal may only take place upon the approval of the Board of Directors of the Sponsor and with such amendments to the Supplemental Plan as the Sponsor shall deem necessary or desirable. Withdrawal shall be subject to the provisions of Section 7.02 below.


                                  ARTICLE VII

                                 MISCELLANEOUS
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Section 7.01. The Supplemental Plan may be amended or discontinued by the
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Sponsor at any time except as provided in Section 7.02 below. The Sponsor may designate additional Participants under the Supplemental Plan or remove persons as Participants under the Supplemental Plan at any time except as provided in
Section 7.02 below.

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Section 7.02. Notwithstanding the provisions of Sections 6.02 or 7.01:
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     (a) Excess Benefits which are in pay status shall not be discontinued under any circumstances prior to their natural termination pursuant to the terms of the Supplemental Plan at the time of the relevant amendment or discontinuance of the Supplemental Plan, the removal of Participants or the withdrawal by an Electing Employer.

     (b) Excess Benefits hereunder which have been accrued prior to the date of any amendment or discontinuation of the Supplemental Plan, the removal of a Participant or the withdrawal of an Electing Employer shall remain a binding obligation of the Sponsor and Electing Employer or any successor in interest to either of them, and no amendment or discontinuation of the Supplemental Plan, removal of a Participant or withdrawal by an Electing Employer shall deprive a Participant of said accrued Excess Benefit.

Section 7.03. The Supplemental Plan shall not be deemed to constitute a contract
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between the Sponsor or the Electing Employer and any Participant or employee, or to be a consideration or an inducement for the employment of any Participant or employee. Nothing contained in the Supplemental Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Sponsor or Electing Employer or to interfere with the right of the Sponsor or Electing Employer to discharge any Participant or employee at any time regardless of the effect which such discharge shall or may have upon him under the Supplemental Plan.

Section 7.04. None of the Participant's rights to Excess Benefits under the
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Supplemental Plan are subject to the claims of creditors of a Participant or any person claiming by or through him and will not be subject to attachment, garnishment or any other legal process. Neither a Participant or any person claiming by or through him may assign, sell, borrow on or otherwise encumber any of his beneficial interest under the Supplemental Plan nor shall any such interest be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of a Participant or any person claiming by or through him.

Section 7.05. The Supplemental Plan shall be construed in accordance with the
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laws of the State of Alabama, except where such laws are superseded by ERISA, in which case ERISA shall control.

Section 7.06. In making any distribution to or for the benefit of any minor or
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incompetent person, the Plan Administrator, in its sole, absolute and uncontrolled

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discretion, may, but need not, direct such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such guardian, committee, relative or other person shall be a complete discharge to the Sponsor and Electing Employer without any responsibility on its part or on the part of the Plan Administrator to see to the application thereof.

Section 7.07. In case any provision of the Supplemental Plan shall be held
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illegal or invalid for any reason or in any particular circumstance or instance, such illegality or invalidity shall not affect its remaining parts in such circumstance or instance nor the enforceability of such provision in any other circumstance or instance and the Supplemental Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein for application to the particular circumstance or instance.


          IN WITNESS WHEREOF, AmSouth Bancorporation has caused this amended and restated Supplemental Plan to be executed this ___ day of May, 1995 effective as of January 1, 1995.

                                                  AMSOUTH BANCORPORATION



ATTEST:                                           By____________________________
                                                  Its___________________________

____________________________
Its_________________________

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